EXHIBIT 10 (ii)
	$3,000,000
	MARYLAND ECONOMIC DEVELOPMENT CORPORATION
	TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND
	(BLUE II, LLC FACILITY),
	1996 ISSUE




	PROMISSORY NOTE


$3,000,000                                                 July 19, 1996
Baltimore, Maryland


	FOR VALUE RECEIVED, BLUE II, LLC, a Maryland limited liability company (the "Borrower"), hereby promises to pay to the order of MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the State of Maryland (the "Issuer"), at such place as the Issuer (or any other holder hereof) may from time to time designate in writing, the principal amount of THREE MILLION DOLLARS ($3,000,000), together with interest thereon as hereinafter provided. This Note evidences the loan being made by the Issuer to the Borrower pursuant to the Loan and Financing Agreement of even date herewith (the "Financing Agreement") by and among the Issuer, the Borrower, Frederick Brewing Co., a Maryland corporation (the "Facility User"), and Signet Bank, a Virginia banking corporation (the "Lender"). All terms used herein which are defined in the Financing Agreement have the meanings given such terms in the Financing Agreement, unless the context clearly indicates a contrary meaning.

	The principal amount hereof (but only to the extent that moneys have been advanced to the Borrower or for the Borrower's account from Bond proceeds, as hereinafter provided, and not repaid) shall bear interest from the date hereof until this Note is paid in full at the Applicable Rate borne by the Bond, computed as set forth in the Bond.

	The proceeds of the Bond are to be advanced by the Lender to the Borrower or for the Borrower's account, as needed to pay for the Acquisition Costs; accordingly, this Note shall bear interest only to the extent that Bond proceeds have actually been advanced to the Borrower or for the account of the Borrower by the Lender in accordance with the Financing Agreement.

	All payments of principal of and interest on this Note shall be payable in lawful money of the United States which is legal tender for the payment of all debts and dues, public and private, at the time of payment, in accordance with the provisions of the Financing Agreement.

	On any date on which any payment of the principal of or interest on the Bond (at the Applicable Rate) is due and payable, the Borrower shall pay directly to the Holder an amount sufficient to pay the principal of or interest on the Bond (or both) on such date.

	The Bond is subject to redemption as provided in the Financing Agreement. Upon any redemption of the Bond, the Borrower, on a date no later than the date fixed for redemption, shall pay to the Holder and to the Issuer the amounts provided for in Section 2.2 of the Financing Agreement.

	In any event, the Borrower shall make payments on this Note in amounts sufficient to pay, on the date payable, all amounts which become due and payable on the Bond from time to time.

	In the event any payment hereon is not paid on the date on which the same is due and payable, such payment shall continue as an obligation of the Borrower, with interest thereon, until paid in full, at the Reimbursement Rate. In addition, the Borrower shall pay (i) a late charge in an amount equal to 5% of the amount of any payment of interest or principal hereunder which is made more than 15 days after the date on which the same is due and payable, and (ii) all costs of collec-tion, including attorneys' fees equal to 15% of the sums then due hereunder, if this Note is referred to an attorney for collection after default.

	All payments hereunder, including all payments for the redemption of the Bond, shall be applied in accordance with the provisions of the Financing Agreement, and shall be applied first to late charges or penalties and the fees and expenses of the Holder and then to accrued and unpaid interest and the remainder to principal.

	Notwithstanding anything herein to the contrary, the Borrower shall have the right to prepay the outstanding principal balance of the Loan, plus accrued and unpaid interest, in full or in part at any time.

	The Issuer shall have the right to demand prepayment of the outstanding principal balance hereof, plus accrued and unpaid interest, in whole but not in part, on the fifth anniversary of the date of this Note, to the extent that prepayment is required to be made on the Bond on such date.

	The maturity of this Note may be accelerated under certain circumstances as provided in the Financing Agreement.

	The Loan and this Note are secured as provided in the Financing
Agreement.

	Reference is hereby made to the provisions of the Financing Agreement, which are incorporated herein by reference and made a part hereof, and which Financing Agreement, together with this Note is being assigned by the Issuer to the Lender as security for the Bond. Nothing contained in this Note shall in any way impair the obligations of the Borrower to make all payments required by the Financing Agreement.

	The obligations of the Borrower under this Note shall be terminated on the Termination Date, except as may be otherwise provided in the Financing Agreement with respect to any Surviving Rights.

	IN THE EVENT THIS NOTE OR ANY INSTALLMENT DUE
HEREUNDER IS NOT PAID WITHIN 15 DAYS OF THE DATE WHEN
DUE (WHETHER ON THE DATE DUE OR BY ACCELERATION), THE
BORROWER AUTHORIZES THE CLERK OR ANY ATTORNEY OF ANY
COURT OF RECORD TO APPEAR FOR IT AND ENTER JUDGMENT BY
CONFESSION WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR
PRIOR HEARING FOR THE PRINCIPAL BALANCE THEN
OUTSTANDING UNDER THIS NOTE, TOGETHER WITH INTEREST,
COURT COSTS AND AN ATTORNEY'S FEE EQUAL TO 15% OF THE
SUMS THEN DUE HEREUNDER, HEREBY WAIVING AND RELEASING,
TO THE EXTENT PERMITTED BY LAW, ALL ERRORS AND ALL
RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION,
INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE
OR PERSONAL PROPERTY TO WHICH THE BORROWER MAY
OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED
STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE
UNITED STATES OF AMERICA NOW IN FORCE OR WHICH MAY
HEREAFTER BE PASSED.  THE AUTHORITY AND POWER TO
APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER
SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES
THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND
SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED
PURSUANT THERETO.  SUCH AUTHORITY AND POWER MAY BE
EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME,
IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE
HOLDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF
WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

	Notwithstanding the provisions of the immediately preceding paragraph, in enforcing any judgment by confession obtained against the Borrower in connection with the Loan, in foreclosing against the Property or in exercising any other remedies available to the Holder, the Holder shall not demand, solely with respect to attorney's fees incurred by the Holder in connection with the Loan, any amounts in excess of the actual amount of attorney's fees charged or billed to the Holder.

	In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or any part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

	The Borrower and any and all guarantors and endorsers hereof severally waive presentment, protest, demand for payment, notice of protest, Notice of demand and of dishonor and non-payment of this Note, and expressly agree that this Note, or the due date of any payment hereunder, may be extended from time to time without in any way affecting the liability of the Borrower and any guarantors and endorsers hereof.

	This Note, having been made, executed, sealed and delivered in the State, shall be governed and construed, interpreted and enforced in accordance with the laws of the State, as the same are in effect from time to time.

	In any case where any date of payment of principal of, premium (if any), or interest on this Note shall be a day other than a Business Day, then payment of such principal (and premium, if any) or interest need not be made on such date but may be made on the next succeeding Business
Day, with the same force and effect as if made on the date of payment.

	IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and sealed as of the date first above written.

WITNESS:                                                BLUE II, LLC


____________________________
	By:__________________________
							  /s/ Edward D. Scott
							   Managing Member


(SEAL)

	$3,000,000
	MARYLAND ECONOMIC DEVELOPMENT CORPORATION
	TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND
	(BLUE II, LLC FACILITY),
	1996 ISSUE


	ASSIGNMENT OF NOTE


	Unless the context clearly indicates otherwise, all terms used herein which are defined in the Loan and Financing Agreement of even date herewith referred to in the foregoing Note and executed and delivered in connection with the above-captioned Taxable Economic Development Revenue Bond (the "Financing Agreement") shall have the meanings given such terms in the Financing Agreement.

	As security for the Bond, the Issuer hereby assigns, transfers and sets over, without recourse and without warranty, to the Lender, as registered owner of the Bond, and to its successors and registered assigns, all of the Issuer's right, title and interest in and to the foregoing Note; PROVIDED, HOWEVER, that there shall be excluded from this assignment all Reserved Rights of the Issuer.

WITNESS:                                        MARYLAND ECONOMIC
						DEVELOPMENT
						CORPORATION


_________________________               By
___________________________
							  /s/ Hans F. Mayer
							   Executive Director